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                                                                    EXHIBIT 99.1

[LOGO]
VERTEL

                                                                            NEWS

For More Information Contact:
Vertel Corp.
(818) 227-5730
investor-relations@vertel.com

                                                           FOR IMMEDIATE RELEASE

                           VERTEL COMPLETES FINANCING

             Funding will support sales and marketing efforts while
                     cost reductions reduce cash consumption

Woodland Hills, Calif., January 9, 2002 - Vertel Corporation (NASDAQ:VRTL), a leading provider of middleware for telecommunications networks, today announced the completion of the sale of a $3.5 million three-year 6% convertible promissory note together with a five-year warrant. The funding agreement was previously announced on September 18, 2001.

"It is gratifying to have closed a transaction of this nature in the current economic environment, which we believe to be on favorable terms for our shareholders," said Marc Maassen, CEO and president of Vertel. "With our financial position strengthened, we can continue to implement our sales and marketing strategies in the areas where we see solid demand, including the development of additional distribution partners that will help drive revenue growth. At the same time, we are maintaining strict expense controls in all areas of the company. During the fourth quarter of 2001, we reduced our staff by approximately 26% and implemented other cost saving measures that are expected to significantly reduce our quarterly expenses in 2002 over 2001."

About Vertel

Vertel is a leading provider of middleware for the telecommunications industry. Vertel provides high performance, reliable middleware for connecting modern, distributed computing software.

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                                                  Vertel Completes Financing -2-

The company specializes in software that manages broadband, wireless and Internet networks and the embedded software that runs the hardware in these networks.

Vertel middleware provides software-to-software communication for connecting telecom management systems together, connecting the distributed software inside telecom network equipment and connecting the communication software of mobile devices such as hand-held PDAs with network based applications.

Vertel products are sold worldwide to network equipment manufacturers, service providers, software vendors and systems integrators. Vertel also offers WebResolve, our B2B exchange service that provides service assurance functionality to service providers. Vertel's product offerings are multi-technology and multi-vendor compatible for both telecommunications network management systems and for embedded agents for managing devices.

Vertel also develops turnkey management applications that fit individual customer requirements through its Professional Services Unit. The company is based in Woodland Hills, California and has sales offices and distributors throughout the world.

For more information on Vertel or its products, contact Vertel at 21300 Victory Boulevard, Suite 700, Woodland Hills, Calif. 91367; telephone: (818) 227-1400; fax: (818) 598-0047 or visit www.vertel.com.
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Note: Vertel, e*ORB and WebResolve are trademarks of Vertel Corporation. All other trademarks are the property of their respective owners.

Safe Harbor Statement: Except for the historical information presented, the matters discussed in this news release are forward looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses operating in a global market, as well as matters specific to the Company and the

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                                                  Vertel Completes Financing -3-

markets it serves. Particular risks and uncertainties facing the company at the present include the Company's ability, including financial ability, to continue to invest in research and development necessary for the development of new and existing products that are required to increase revenues; ability to access capital; the financial uncertainties associated with continuing losses; the timely and successful development of existing and new markets; the fact that some of our products are relatively new and, although we see developing market interest, it is difficult to predict sales for new products such as e*ORB, Mediation Framework, Object Management Frameworks and WebResolve and the market may or may not ultimately adopt these technologies; the length of the Company's sales cycle for most of its products, including e*ORB, Mediation Framework and Object Management Frameworks, making initial license sales and future royalties difficult to forecast; the severe impact that the slowdown in the U.S. economy has had on the telecommunications industry, forcing a number of service providers to cease operations and resulting in the cancellation or postponement of several transactions the company had in progress; additional difficulty in predicting royalty revenue because that revenue is dependent on successful development and deployment by our customers of our products; fluctuation from quarter to quarter in revenue from our professional service unit as a result of a limited number of large consulting contracts; loss of key customer, partner or alliance relationships and the possibility that the Company may not be able to replace the loss of a significant customer; the dependence on a limited number of customers for a significant portion of the Company's quarterly license revenues; size and timing of license fees closed during the quarter which may result in large swings in quarterly operating results and the likely continued significant percentage of quarterly revenues recorded in the last month of the quarter, frequently in the last weeks or even days of a quarter, which further adds to the difficulty of forecasting and leads to a substantial risk of variance from actual results; and the Company's ability to control expenditures at a level consistent with revenues.

The Company also considers the recent terrorist attacks on the World Trade Center in New York City and the Pentagon in Washington D.C., as having had a significantly adverse impact on the world securities markets as well as the United States economy in general. The full extent of the impact on the Company cannot be quantified at this time. Although the Company did not have any offices in any of the effected areas, the current United States concerns over domestic security

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                                                  Vertel Completes Financing -4-

and the state of the economy have caused customers to delay or cancel orders with us. Such delays and cancellations have adversely impacted our revenue and results of operations.

Additionally, more general risk factors include the possible development and introduction of competitive products and new and alternative technologies by the Company's competitors; the increasing sales and marketing costs of attracting new and retaining existing customers; pricing, currency and exchange risks; governmental and regulatory developments affecting the Company and its customers; the ability to identify, conclude, and integrate acquisitions on a timely basis; the ability to attract and/or retain essential technical or other personnel; political and economic uncertainties associated with conducting business on a worldwide basis. Readers are cautioned not to place undue reliance on any forward-looking statement and to recognize that the statements are not predictions of actual future results. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties referred to above, as well as others not now anticipated. Further risks inherent in the Company's business are listed under "Risk Factors" in Part I, Item I of Vertel's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 and Item 3 of Vertel's Registration Statement on Form S-3 SEC File No. 333-70896.

The foregoing statements and risk factors are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, may emerge from time to time. It is not possible for management to predict all risk factors or to assess the impact of such risk factors on the Company's business. The Company undertakes no obligation to revise or publicly release the results of any revision to the forward-looking statements.